DWS Government and Agency Securities Portfolio Expense Example - Government Cash Managed Shares [Member] - DWS Government and Agency Securities Portfolio - Government Cash Managed Shares	Jul. 28, 2026 USD ($)
Prospectus [Line Items]
Expense Example, with Redemption, 1 Year	$ 44
Expense Example, with Redemption, 3 Years	138
Expense Example, with Redemption, 5 Years	241
Expense Example, with Redemption, 10 Years	$ 542